                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04750

                         Fenimore Asset Management Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             384 North Grand Street
                                  P.O. Box 399
                           Cobleskill, New York 12043
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Thomas O. Putnam
                         Fenimore Asset Management Trust
                             384 North Grand Street
                           Cobleskill, New York 12043
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-453-4392

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The semi-annual report to stockholders is filed herewith.

[GRAPHIC]

                                Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              3
   Letter to Shareholder                                                    3
   Statement of Investments                                                 6
   Statement of Assets and Liabilities                                     10
   Statement of Operations                                                 11
   Statement of Changes in Net Assets                                      12
   Notes to Financial Statements                                           13

FAM Equity-Income Fund                                                     17
   Letter to Shareholder                                                   17
   Statement of Investments                                                20
   Statement of Assets and Liabilities                                     23
   Statement of Operations                                                 24
   Statement of Changes in Net Assets                                      25
   Notes to Financial Statements                                           26

Chairman's Commentary                                           [FAM FUNDS LOGO]

JULY 2003

DEAR FELLOW SHAREHOLDER,

            CONSIDERING RISK: LESSONS FROM THE 2000-2002 BEAR MARKET
      ARE INVESTORS TODAY ASKING THEMSELVES THE RIGHT QUESTIONS ABOUT RISK?

At the annual meeting of the Investment Company Institute in May, I attended a presentation by a speaker who researches consumer trends. He suggested that investors today are looking at risk differently than they did in the 1990's. During the 'irrational exuberance' of the technology driven bull market in the late 90's, investors asked themselves questions based on efforts to maximize gains. "How can I make sure that I get the most?" was primarily an emotional response to activity in a market that seemed only to go up. Today, the questions the researcher hears from investment consumers are quite different. They range from "Will I be able to send my children to college?" to "Will there be enough money for my retirement?" to "Can my family afford healthcare?" The shift in questions being asked indicates a sea change in investor attitudes, the result of experiences over the last three years, when investors discovered once again that the market can also go down. The recent bear market experience has left many fearful that they will be unable to fund basic needs for themselves and their families. Is there a way for investors to take fear and greed out of the investment equation and rationally assess the risks and rewards of investing in the stock market?

INDUSTRY APPROACHES TO ASSESSING RISK

Throughout the investment community, risk is often equated with volatility. As such, it is represented by the technical term 'beta' in investment jargon. Simply, the price of a stock that has a beta of 1.0 moves in tandem, or is correlated, to the market (often represented by the S&P 500 Index). Therefore, the price of a stock with a beta of 1 goes up as the market/S&P 500 goes up and declines when the market/S&P 500 declines. A stock with a beta of less than 1 is interpreted to mean that the stock is less volatile than the market, and therefore less risky, and a stock with a beta of more than 1 is interpreted as a stock that is more volatile, therefore 'riskier' than the market. An investor who sought to keep in step with an increasing market, would look therefore, for a stock with a beta of 1.0. So far so good.

     The misleading conclusions that can be drawn from this type of approach can be illustrated with a look at two well-known stocks: White Mountains, which is the largest holding in both the FAM Value Fund and the FAM Equity-Income Fund, and WorldCom, a stock we have never owned. In March of 2000, WorldCom had a beta of 1.05 - a very close correlation to the broad market - and was trading at $45 per share. In March of 2000, White Mountains had a beta of .27, quite low - suggesting less volatility, yet had declined 33% in March, from a high of $150 per share to $101 per share. Had beta-logic been applied, WorldCom might have seemed the preferred investment, since it was predicted to rise with the market.

     Today WorldCom has been de-listed and sells for about 15 cents a share. White Mountains, on the other hand, is selling at $395 per share. In terms of predictive use, beta fell far short of forecasting risk.

FAM FUNDS ASSESSMENT OF RISK

Risk in our minds has little to do with price volatility and its quantitative measure and has most to do with the probability of permanent loss of capital. And we believe that loss of capital results most probably from companies which suffer under excessive debt, a faulty business model, or the failure of management to execute its business model. A quick look at a company's stock price volatility - beta - will not provide any insights into analyzing what we believe are more meaningful aspects of a company's health.

     Investment risk can be mitigated by the consistent application of an unemotional, disciplined investment process. Our research leads us to understandable businesses with strong balance sheets, where excess capital is used intelligently and where capable managers demonstrate a high degree of integrity. The opportunities that analysis of this type uncovers can then be realized if we purchase stock in those companies at a reasonable price, building in a significant margin of safety. In this instance we heed one of the founders of value investing, Benjamin Graham, who cautioned, "The (stock) market is there to serve you, not to guide you."

     Working to control risk and attain reasonable rewards are our constant guides. While there are many factors which are beyond our control, we can assure you that we will remain steadfast in the application of our research process. I thank you, on behalf of our research team, for the opportunity to serve you.

     I would also encourage you to read the commentary on the FAM Value Fund prepared by John Fox, and Paul Hogan's commentary on the FAM Equity-Income Fund. A further recommendation for your reading list is the new edition of Benjamin Graham's THE INTELLIGENT INVESTOR. Money magazine columnist Jason Zweig has done a superb job in updating this classic. Chapters 1, 8, 19 and 20, I believe, are worth special note.

Sincerely,

/s/ Thomas O. Putnam

Thomas O. Putnam
CHAIRMAN

FAM VALUE FUND

DEAR FELLOW VALUE FUND SHAREHOLDER:

Performance results for the six months ended June 30, 2003 for the FAM Value Fund and market indexes are as follows:

   FAM Value Fund                 +9.6%
   Russell 2000                  +17.3%
   Standard & Poor's 500         +11.7%

     A quick glance at the returns above might lead one to think that calendar 2003 thus far has been an enjoyable upward moving market for investors. This couldn't be further from the truth. As 2003 got underway, investors, along with everyone else, were focused on the possibility of war with Iraq. By mid-March stocks had slid to double-digit declines. Once we went to war, the market seemed to trade on any snippet of news from the battlefield, causing many pundits to predict a fourth consecutive year of negative equity returns. Mutual fund investors seemed to concur and withdrew over $10 billion from equity funds in February alone.

     However, since the first quarter, the stock market has posted a major rally. Since the market bottom on March 11, the S&P 500 is up almost 22% and, reminiscent of the 1999 bull market, the most speculative stocks are up the most. For example, an index of leading internet stocks is up 48% from the market bottom. In fact, after all the negativity of the first quarter, the June quarter of 2003 was the best quarter for stocks since the fourth quarter of 1998.

BEST & WORST PERFORMERS

Like the broader market, FAM Value Fund performance has been led by our technology holdings. Our strategy for investing in technology companies combines three elements. First, the company has to be an established player with management that has navigated through previous downturns. Second, the company must have cash profits even in today's tough environment. Finally, the company must have a strong balance sheet with cash exceeding debt. This game plan has served us well and a number of our technology holdings had excellent performance. Scientific Atlanta led the pack, by doubling in the first six months of the year. Two other technology holdings that performed well were Zebra Technologies and Littelfuse, both up over 30%.

     Our property and casualty insurance companies continue to perform well after an excellent 2002. White Mountains and Markel were both up in excess of 20%. The market for insurance remains very strong and we expect good financial results from these two companies for the rest of the year.

     The worst performing stock in the Fund was Jones Apparel Group, down 17% for the first half-year. As a result of a dispute with long-time partner Polo Ralph Lauren, Jones will lose some $500 million in sales beginning next year. However, we continue to own the stock and remain positive on the company's future prospects. Even after losing the Lauren business, Jones still has over $4 billion in sales and cash earnings of around $2.90. At the June closing price of $29.25, the company is priced at near ten times current earnings power. This is a very reasonable price for a strong franchise business such as Jones Apparel.

OUR INVESTMENT PROCESS

"AN INVESTMENT OPERATION IS ONE WHICH, UPON THOROUGH ANALYSIS PROMISES SAFETY OF PRINCIPAL AND AN ADEQUATE RETURN. OPERATIONS NOT MEETING THESE REQUIREMENTS ARE SPECULATIVE."
     Benjamin Graham, THE INTELLIGENT INVESTOR

This brief quote from one of our favorite books at FAM Funds, is an excellent summary of our investment process.

UPON THOROUGH ANALYSIS

Our process begins with a thorough analysis of a company and its management. Our checklist runs two pages and includes more than 25 items that must be completed before we will invest in a company. We do all of our own homework and do not rely on Wall Street research reports. A few important steps in the process include: a review of all the company's financial statements - not just the income statement. We believe there is over-emphasis on quarterly earnings per share forecasts by the market. We prefer to spend more time with the cash flow statement and balance sheet. We look for cash profits, high returns on capital and strong balance sheets with little debt. Another critical step in our process is interviewing management - both on the phone and in person. The corporate scandals of the last few years have reinforced the need to invest with honest management teams. We meet with every company that we own at least once a year so that we can make an assessment of the people in charge of our investments. Our process is thorough and it takes considerable time to examine a company. In many instances we will study a company for a year or more before we purchase the stock. We followed, for example, Ethan Allen, Markel and Commonwealth Telephone for more than one year before our first purchase of their stock.

SAFETY OF PRINCIPAL

The primary way we try to protect our principal is to determine the value of each company that we invest in and buy the stock at discount to that value.
Ben Graham called this concept "the margin of safety". While the market price of the stock may move up and down, we are protected by the true intrinsic value of the company. An additional protection is to buy companies that have low amounts of debt. Many of the bear market disasters were companies with too much debt. The combination of low debt and the ability to generate a large amount of cash flow has helped many of our companies weather the recession.

AN ADEQUATE RETURN

What is an adequate return? Many people measure their return against some external index. We believe the purpose of investing is to grow capital over a long period of time and at a rate in excess of inflation. By growing capital faster than inflation, money is available to meet future spending needs - whatever they may be. This is true for an individual saving for retirement or an institution with an endowment fund. Since the FAM Value Fund's inception in January 1987, the Consumer Price Index has run about 3% per year versus a little over 12% (see below) for the Fund. This means we have grown capital in a real sense over 16 and half years.

LONG TERM RESULTS

As is custom, we close this letter with a report on our long-term performance.

            FAM VALUE FUND AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003

                                                                        SINCE INCEPTION
               1-YEAR         3-YEAR        5-YEAR         10-YEAR         (1/2/87)
               2.33%          12.19%         5.66%         11.27%           12.24%

     Our investment process, as Ben Graham so succinctly stated it, remains a constant regardless of the stock market environment. So whatever direction the stock market takes, we are prepared to manage the FAM Value Fund portfolio from a position of confidence.

     Finally, we thank you for your confidence in our investment process.

Sincerely,

/s/ John D. Fox                                      /s/ Thomas O. Putnam

John D. Fox, CFA                                     Thomas O. Putnam
CO-MANAGER                                           CO-MANAGER

FAM VALUE FUND -- STATEMENT OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                    SHARES         VALUE
     COMMON STOCKS (94.7%)

     BANKING (9.8%)
     Banknorth Group, Inc.
       - MULTI-BANK HOLDING COMPANY IN PORTLAND, ME                 410,507     $ 10,476,139
     M&T Bank Corporation
       - BANK HOLDING COMPANY LOCATED IN BUFFALO, NY                143,000       12,043,460
     North Fork Bancorporation
       - A BANK HOLDING COMPANY LOCATED ON LONG ISLAND, NY          245,950        8,377,057
     South Trust Corporation
       - BANK HOLDING COMPANY HEADQUARTERED IN ALABAMA              426,000       11,587,200
     TCF Financial Corp.
       - HOLDING COMPANY FOR TCF NATIONAL BANK,
         OPERATING THROUGHOUT THE MIDWEST                            25,000          996,000
     TrustCo Bank Corp NY
       - OPERATES 54 BANK OFFICES IN UPSTATE NY                     233,972        2,592,410
                                                                                ------------
                                                                                  46,072,266
                                                                                ------------
     COMMERCIAL PRODUCTS (3.8%)
     New England Business Services, Inc.
       - LEADING SUPPLIER OF BUSINESS FORMS/
         PRINTED PRODUCTS TO SMALL BUSINESSES IN U.S.               600,025       18,000,750
                                                                                ------------
     COMPUTER SOFTWARE & SERVICES (4.1%)
     Reynolds & Reynolds
       - SOFTWARE FOR AUTOMOTIVE DEALERS AND BUSINESS FORMS         675,400       19,289,424
                                                                                ------------
     CONSTRUCTION MATERIALS (6.5%)
     Florida Rock Industries
       - BASIC CONSTRUCTION MATERIALS COMPANY                        18,500          763,680
     Martin Marietta Materials
       - PRODUCES AGGREGATES FOR THE CONSTRUCTION INDUSTRY          398,443       13,391,669
     Vulcan Materials Company
       - PRODUCES, DISTRIBUTES AND SELLS CONSTRUCTION
         MATERIALS AND INDUSTRIAL AND SPECIALTY CHEMICALS           442,665       16,409,592
                                                                                ------------
                                                                                  30,564,941
                                                                                ------------
     CONSUMER PRODUCTS (1.2%)
     CSS Industries, Inc.*
       - GIFTWARE, BOWS, HALLOWEEN AND EASTER NOVELTY PRODUCTS      148,050       5,707,328
                                                                                ------------
     CONSUMER SERVICES (1.5%)
     H&R Block, Inc.
       - LEADER IN INDIVIDUAL AND SMALL BUSINESS TAX PREPARATION     10,000          432,500
     ServiceMaster Company
       - COMMERCIAL AND RESIDENTIAL SERVICE COMPANY                 624,225        6,679,208
                                                                                ------------
                                                                                   7,111,708
                                                                                ------------

                       See Notes to Financial Statements.

                                                                    SHARES          VALUE
     ELECTRONIC COMPONENTS (1.7%)
     Littelfuse, Inc.
       - MANUFACTURES FUSES AND CIRCUIT PROTECTION DEVICES          360,900     $  8,069,724
                                                                                ------------
     ELECTRICAL EQUIPMENT (4.1%)
     American Power Conversion*
       - MANUFACTURES POWER PROTECTION EQUIPMENT FOR COMPUTERS      449,055        7,000,767
     Zebra Technologies Corp.
       - DESIGNS, MANUFACTURES AND SUPPORTS BAR CODE LABEL
         PRINTERS                                                   159,890       12,022,129
                                                                                ------------
                                                                                  19,022,896
                                                                                ------------
     HEALTH CARE SERVICES (1.1%)
     Renal Care Group, Inc.
       - PROVIDES DIALYSIS SERVICES TO PATIENTS
         WITH CHRONIC KIDNEY FAILURE                                150,100        5,285,021
                                                                                ------------
     HOME FURNISHINGS (1.7%)
     Ethan Allen Interiors, Inc.
       - MANUFACTURES AND RETAILS HOME FURNISHINGS                  223,175        7,846,833
                                                                                ------------
     INSURANCE AGENCY (6.5%)
     Brown & Brown, Inc.
       - ONE OF THE LARGEST INDEPENDENT GENERAL
         INSURANCE AGENCIES IN THE U.S.                             939,848       30,545,060
                                                                                ------------
     INVESTMENT MANAGEMENT (1.8%)
     Federated Investors, Inc.
       - PROVIDES INVESTMENT MANAGEMENT PRODUCTS
         AND SERVICES PRIMARILY TO MUTUAL FUNDS                     105,000        2,879,100
     Waddell & Reed Financial, Inc.
       - PROVIDES A WIDE RANGE OF INVESTMENT PRODUCTS
         AND SERVICES THROUGH ITS SUBSIDIARIES, INCLUDING
         MUTUAL FUNDS AND INSURANCE PRODUCTS                        216,400        5,554,988
                                                                                ------------
                                                                                   8,434,088
                                                                                ------------
     LIFE INSURANCE (2.7%)
     Protective Life Corporation
       - INDIVIDUAL AND GROUP LIFE/HEALTH INSURANCE
         AND GUARANTEED INVESTMENT CONTRACTS                        471,400       12,609,950
                                                                                ------------
     MACHINERY & EQUIPMENT (8.2%)
     IDEX Corporation
       - MANUFACTURES PROPRIETARY, HIGHLY ENGINEERED
         INDUSTRIAL PRODUCTS & PUMPS                                343,000       12,430,320
     Kaydon Corporation
       - CUSTOM-ENGINEERS PRODUCTS INCLUDING
         BEARINGS, FILTERS, AND PISTON RINGS                        780,750       16,239,600

                       See Notes to Financial Statements.

                                                                    SHARES         VALUE
     MACHINERY & EQUIPMENT (8.2%) CONTINUED
     MOCON, Inc.
       - MANUFACTURES PRECISION MEASUREMENT,
         PROCESS SENSING, AND CONTROL INSTRUMENTS/SYSTEMS            33,044     $    239,569
     Tennant Company
       - MANUFACTURES COMMERCIAL AND INSTITUTIONAL
         FLOOR MAINTENANCE EQUIPMENT AND PRODUCTS                   255,075        9,374,006
                                                                                ------------
                                                                                  38,283,495
                                                                                ------------
     MEDIA (1.0%)
     Meredith Corporation
       - MAGAZINE PUBLISHING & TV BROADCASTING                      110,450        4,859,800
                                                                                ------------
     PHARMACEUTICALS (3.2%)
     Watson Pharmaceuticals*                                        374,900       15,134,713
                                                                                ------------
     PROPERTY AND CASUALTY INSURANCE (15.4%)
     Berkshire Hathaway Inc.*
       - HOLDING COMPANY FOR VARIOUS INSURANCE
         AND INDUSTRIAL COMPANIES                                       215       15,587,500
     Markel Corporation*
       - INSURANCE HOLDING COMPANY                                   65,650       16,806,400
     White Mountains Ins. Grp., Ltd.
       - PERSONAL PROPERTY AND CASUALTY, AND REINSURANCE            100,275       39,608,625
                                                                                ------------
                                                                                  72,002,525
                                                                                ------------
     PUBLISHING (1.3%)
     John Wiley & Sons, Inc.
       - PUBLISHER OF PRINT AND ELECTRONIC PRODUCTS,
         SPECIALIZING IN SCIENTIFIC, TECHNICAL PROFESSIONAL
         AND MEDICAL BOOKS AND JOURNALS                             226,700        5,939,540
                                                                                ------------
     RECREATION AND ENTERTAINMENT (2.7%)
     International Speedway Corporation
       - OWNS AND OPERATES AUTO RACING
         TRACKS INCLUDING DAYTONA                                   315,988       12,484,686
                                                                                ------------
     REGISTERED INVESTMENT COMPANY (3.8%)
     Allied Capital Corp
       - VENTURE CAPITAL CORPORATION FOR
         ENTREPRENEURS AND MANAGEMENT                               779,391       18,003,932
                                                                                ------------
     RESTAURANTS (3.3%)
     YUM! Brands, Inc.*
       - QUICK SERVICE RESTAURANTS INCLUDING
         KFC, PIZZA HUT AND TACO BELL                               516,800       15,276,608
                                                                                ------------

                       See Notes to Financial Statements.

                                                                    SHARES         VALUE
     RETAIL APPAREL (1.9%)
     Jones Apparel Group, Inc.
       - DESIGNS AND MARKETS APPAREL                                306,000    $   8,953,560
                                                                               -------------
     RETAIL STORES (2.7%)
     Cato Corp.
       - OPERATES WOMEN'S FASHION SPECIALTY STORES                  163,800        3,452,904
     Ross Stores, Inc.
       - CHAIN OF OFF-PRICE RETAIL APPAREL
         AND HOME ACCESSORIES STORES                                155,000        6,624,700
     Whole Foods Market, Inc.
       - NATIONAL GROCERY STORE SELLING ORGANIC
         AND NATURAL PRODUCTS                                        50,000        2,376,500
                                                                               -------------
                                                                                  12,454,104
                                                                               -------------
     TELECOMMUNICATIONS SERVICES (3.6%)
     Commonwealth Telephone Enterprises, Inc.
       - PROVIDES TELEPHONY AND RELATED SERVICES IN
         PENNSYLVANIA MARKETS AS A RURAL LOCAL EXCHANGE CARRIER     320,250       14,081,392
     Hickory Tech Corp.
       - SMALL LOCAL TELEPHONE COMPANY IN MINNESOTA                 258,800        2,898,560
                                                                               -------------
                                                                                  16,979,952
                                                                               -------------
     WHOLESALE DISTRIBUTION (0.9%)
     SCP Pool Corp.
       - WHOLESALE DISTRIBUTOR OF SWIMMING POOL SUPPLIES            122,645        4,218,988
                                                                               -------------

     TOTAL COMMON STOCKS (COST $290,571,689)                                   $ 443,151,892
                                                                               -------------

     SHORT TERM OBLIGATIONS (5.3%)                               PRINCIPAL
     U.S. Treasury Bills, 1.0%, with maturities to 7/17/03
       (Cost $24,992,395)                                      $ 25,000,000       24,992,395
                                                                               -------------

     TOTAL INVESTMENTS (COST $315,564,084)                                     $ 468,144,287
                                                                               =============

----------
* NON-INCOME PRODUCING

                       See Notes to Financial Statements.

FAM VALUE FUND

JUNE 30, 2003 (UNAUDITED)

                       STATEMENT OF ASSETS AND LIABILITIES

     ASSETS
     Investment in securities at value
       (Cost $315,564,084)                                         $  468,144,287
     Cash at interest                                                  18,921,200
     Dividends and interest receivable                                    145,130
     Receivable for investment securities sold                            690,890
     ----------------------------------------------------------------------------
               TOTAL ASSETS                                           487,901,507
     ----------------------------------------------------------------------------

     LIABILITIES
     Accrued management fees                                              403,799
     Accrued expenses                                                     167,168
     ----------------------------------------------------------------------------
               TOTAL LIABILITIES                                          570,967
     ----------------------------------------------------------------------------

     NET ASSETS
     Source of Net Assets:
       Net capital paid in on shares of beneficial interest        $  327,619,093
       Undistributed net investment income                                876,354
       Accumulated net realized gains                                   6,254,890
       Net unrealized appreciation                                    152,580,203
     ----------------------------------------------------------------------------
               NET ASSETS                                          $  487,330,540
     ----------------------------------------------------------------------------
     Net asset value per share; 13,196,620 shares
       of beneficial interest outstanding (Note 3)                 $        36.93

                       See Notes to Financial Statements.

FAM VALUE FUND

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                             STATEMENT OF OPERATIONS

     INVESTMENT INCOME
      INCOME
        Dividends                                                  $    3,577,350
        Interest                                                          119,879
     ----------------------------------------------------------------------------
               TOTAL INCOME                                             3,697,229
     ----------------------------------------------------------------------------

      EXPENSES
        Investment advisory fee (Note 2)                                2,244,916
        Administrative fee (Note 2)                                       168,368
        Shareholder servicing and related expenses (Note 2)               157,064
        Printing and mailing                                               54,236
        Professional fees                                                  48,420
        Registration fees                                                  46,493
        Custodial fees                                                     30,241
        Trustees                                                           19,729
        Other                                                              35,993
     ----------------------------------------------------------------------------
               TOTAL EXPENSES                                           2,805,460
     ----------------------------------------------------------------------------
                 NET INVESTMENT INCOME                                    891,769
     ----------------------------------------------------------------------------

     REALIZED AND UNREALIZED GAIN ON INVESTMENTS
       Net realized gain on investments                                 6,253,246
       Unrealized appreciation of investments                          34,779,366
     ----------------------------------------------------------------------------
         Net Gain on Investments                                       41,032,612
     ----------------------------------------------------------------------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS                    $   41,924,381

                       See Notes to Financial Statements.

FAM VALUE FUND

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2002

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS         YEAR ENDED
                                                ENDED JUNE 30,      DECEMBER 31,
                                                    2003               2002
     CHANGE IN NET ASSETS
     FROM OPERATIONS:

       Net investment income                    $      891,769     $    1,547,344
       Net realized gain on investments              6,253,246          5,997,374
       Unrealized appreciation
         (depreciation) of investments              34,779,366        (39,418,992)
     ----------------------------------------------------------------------------
       Net Increase (Decrease)
         in Net Assets From Operations              41,924,381        (31,874,274)

     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                --         (1,545,183)
       Net realized gain on investments                     --         (5,996,520)

     CAPITAL SHARE TRANSACTIONS (NOTE 3):          (23,870,912)         7,275,714
     ----------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets      18,053,469        (32,140,263)

     NET ASSETS:
       Beginning of period                         469,277,071        501,417,334
     ----------------------------------------------------------------------------
       End of period                            $  487,330,540     $  469,277,071
     ============================================================================

                       See Notes to Financial Statements.

FAM VALUE FUND -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) VALUATION OF SECURITIES

   Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b) FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c) USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) OTHER

   Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ending June 30, 2003 the Advisor contractually agreed to reimburse the Value Fund for its expenses to the extent such expenses exceed 1.28% of the average daily net assets. No such reimbursement was required for the period ending June 30, 2003. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives an annual fee based upon current assets equal to 0.075% of the Fund's average daily net assets. Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares.

NOTE 3. SHARES OF BENEFICIAL INTEREST

At June 30, 2003 an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                        SIX MONTHS ENDED 6/30/03              YEAR ENDED 12/31/02
                                         SHARES        AMOUNT               SHARES         AMOUNT
     Shares sold                        1,202,449   $   41,236,599         5,534,797   $  200,798,895
     Shares issued on
       reinvestment of dividends               --               --           207,947        6,955,805
     Shares redeemed                   (1,935,492)     (65,107,511)       (5,675,483)    (200,478,986)
     ------------------------------------------------------------------------------------------------
     Net increase (decrease)             (733,043)  $  (23,870,912)           67,261   $    7,275,714
     ------------------------------------------------------------------------------------------------

NOTE 4. INVESTMENT TRANSACTIONS

During the period ended June 30, 2003, purchases and sales of investment securities, other than short term obligations were $14,114,080 and $42,689,127. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

               Unrealized appreciation           $  162,565,111
               Unrealized depreciation               (9,984,908)
                                                 --------------
                Net unrealized appreciation      $  152,580,203
                                                 ==============

NOTE 5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. A summary of the Fund's holdings in the securities of such issues is set forth below:

                         NUMBER OF                               NUMBER OF        VALUE                   REALIZED
                        SHARES HELD      GROSS       GROSS      SHARES HELD      JUNE 30,     DIVIDEND     GAINS/
   NAME OF ISSUER      DEC. 31, 2002   ADDITIONS   REDUCTIONS  JUNE 30, 2003      2003         INCOME     (LOSSES)
   MOCON, Inc.            395,844         0          362,800       33,044      $    239,569  $    5,787   $  275,536
   New England
     Bus. Service         675,025         0           75,000      600,025        18,000,750     240,190     (421,568)
   -----------------------------------------------------------------------------------------------------------------
   Total                                                                       $ 18,240,319  $  245,977   $ (146,032)

NOTE 6. LINE OF CREDIT

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $75,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2003 when any advances are to be repaid. During the period ended June 30, 2003 no amounts were drawn from the available line.

NOTE 7. FINANCIAL HIGHLIGHTS

                       FAM VALUE FUND FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS
   PER SHARE INFORMATION                            ENDED JUNE 30,                      YEARS ENDED DECEMBER 31,
   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)      2003            2002         2001         2000         1999         1998
   Net asset value, beginning of period            $         33.69  $     36.17  $     32.70  $     31.35  $     34.44  $     35.76
   --------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                    0.07         0.11         0.17         0.36         0.29         0.20
     Net realized and unrealized
      gain (loss) on investments                              3.17        (2.04)        4.77         5.38        (2.00)        1.94
   --------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                         3.24        (1.93)        4.94         5.74        (1.71)        2.14
   --------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income                       --        (0.11)       (0.17)       (0.36)       (0.29)       (0.20)
     Distributions from net realized gains                      --        (0.44)       (1.30)       (4.03)       (1.09)       (3.26)
   --------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                        --        (0.55)       (1.47)       (4.39)       (1.38)       (3.46)
   --------------------------------------------------------------------------------------------------------------------------------
   Change in net asset value for the period                   3.24        (2.48)        3.47         1.35        (3.09)       (1.32)
   --------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                  $         36.93  $     33.69  $     36.17  $     32.70  $     31.35  $     34.44
   ================================================================================================================================
   TOTAL RETURN                                               9.62%       (5.33)%      15.07%       19.21%       (4.84)%       6.19%

   RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000)                 $       487,331  $   469,277  $   501,417  $   366,948  $   373,277  $   379,269

   Ratios to average net assets of:
     Expenses                                                 1.25%*       1.21%        1.21%        1.26%        1.23%        1.19%
     Net investment income                                    0.20%        0.30%        0.56%        1.08%        0.86%        0.57%
   Portfolio turnover rate                                    3.29%       17.51%        9.62%        9.53%       16.16%       16.67%

*Annualized

NOTE 8. SUBSEQUENT EVENT REGARDING CLASSES OF SHARES OF THE FUND

Effective July 1, 2003, the Fund began offering its shares of beneficial interest in two separate share classes: Investor Class Shares and Advisor Class Shares. All of the shares of the Fund that were issued and outstanding as of July 1, 2003 have been designated as Investor Class Shares.

FAM EQUITY-INCOME FUND

DEAR FELLOW EQUITY-INCOME FUND SHAREHOLDER:

For the six-month period ended June 30, 2003, the FAM Equity-Income Fund is up 8.74%; the Standard &Poor 500 and the Russell 2000 are up 11.7% and 17.3%, respectively.

BEFORE THE WAR

Looking back over the last six months, we can identify two distinct periods: pre-war and post-war. The debate and worry prior to armed conflict with Iraq had a dramatic effect on the stock market - in the first two months of 2003, the market decreased over 15%. As painful as this was on a short-term basis, the market decline also presented us with a terrific buying opportunity, which we did not pass up. Since we had begun the year with cash on hand and were also in the fortunate position of seeing net inflows into the Fund, we readily bought stock in companies that we felt were undervalued.

     While it may sound easy to buy when the market is declining, in practice, this can be very difficult. The market declines when news is bad and the outlook is bleak, but an even stronger negative influence on the market is uncertainty. The more uncertainty there is about world events, the more worried investors become and the more the market falls. The difficulty in buying stocks in a declining market is that one never knows how deep the decline will be. It can be very frustrating for us to buy shares on one day only to see the price go lower the next. The problem is that it is impossible to know if the shares will, in fact, be lower in the near future.

     We try to overcome this problem in a couple of ways. First, we spend a great deal of time figuring out what the companies we invest in are worth. For every holding, we have detailed models which forecast cash flow over the next five years. Once we determine how much a company is worth, we set a buy price which builds in a 10% to 30% margin of safety. We also try to determine what events must take place in order for the stock price to double over the next five years. We tend to favor companies where not a lot needs to happen in order for us to make a nice return on the investment. We avoid investments in which the only way we can make a return is if everything improves, i.e., the company maintains exceptional revenue growth, increases margins, and trades at a historically high multiple in the future.

     In addition, we visit every company that we own in the Fund at least once a year. This gives us a high degree of confidence that our companies can successfully navigate through short-term uncertainty. It also helps us determine whether the management team is truly visionary or just following the crowd. Management's ability to increase economic value is key because it leads to higher stock prices. We can tell very quickly which management teams understand this process, and which ones do not.

     Before the war began we were in the most favorable environment to buy great companies at great prices since early 2000, when the tech bubble burst. During that time we increased our position in several companies in the Fund. We even added a company to the portfolio that we had been patiently waiting to reach our buy price. In total, we invested half of the Fund's beginning year cash balance and nearly all of the inflows over the period.

AFTER THE WAR

The market turned on March 12th, a week before armed conflict began, similar to the pattern we observed prior to the first Gulf war. Since the turn, the S&P 500 has rallied nearly 22% and the NASDAQ is up 28%.

     The post war rally was a welcome sight after a grueling 3-year bear market. However, many of the companies that are the best performers in the NASDAQ 100 in this latest rally are the same companies that led the charge in the 1999-2000 technology bubble period. Logic would suggest that after the tax cut on dividends and capital gains the stocks that would perform the best would be those which offer the highest after-tax return, such as dividend-paying companies and companies with steady long-term growth. This was clearly not the case. Many of the companies that are the market darlings today experience huge trading volumes, indicating that investors are buying and selling them at a feverish pitch, resulting in short-term gains. These short-term gains are taxed at a rate that is twice as high as the long-term capital gains rate.

     For the Equity-Income Fund our activity slowed down dramatically once the rally gathered momentum. In fact, some of our holdings appreciated beyond our sell target. For example, in February Scientific Atlanta hosted its annual analyst meeting. The stock at that time was $12 per share. By the end of June the stock had soared to $23.84 per share, a double. We sold our entire position based on the valuation. That is, the outlook for the year had not changed a bit and management still does not feel confident enough about the future to give analysts any guidance. We think Scientific Atlanta is a fantastic company with a clean balance sheet, top notch management, and industry leading products. However, we do not feel the company is worth more than $25 per share, which others are willing to pay today.

BEST AND WORST PERFORMERS

Our best performing company was Scientific Atlanta (+101.2%). We sold our entire position before just before the second quarter ended, after the stock had moved higher than $20 per share. Waddell & Reed Financial (+31.9%), acted well once the market started its upward trek. Since this is a money management company, its fortunes are tied to moves in the market. Another best performer was Six Flags Pfd. B (+26.8%). The appreciation was tied to lower interest rates and the reduction in the dividend tax rate.

     Two companies tied in the worst performing category: ServiceMaster (-1.7%) and Protective Life (-1.7%). ServiceMaster is experiencing a slow turnaround in its consumer base and Protective Life is being negatively affected by low interest rates. Cato Corp. (-0.9%), is a relatively new holding for the Fund. This apparel retailer was hurt by severe and persistent winter weather. We believe this is one of the most undervalued companies in the portfolio.

OUTLOOK

Even though the market has rallied significantly over the last few months we are more vigilant than ever in protecting your capital. We will not buy a company for the Fund if we do not feel we can get a reasonable return. And we always consider risk in weighing potential returns. As stated in the Chairman's letter, we view risk as the permanent loss of capital, not short term volatility. If we do not have compelling opportunities to invest your money, we will keep it in Treasuries, awaiting the perfect pitch. As stewards of your capital our first priority in managing the Fund is to generate reasonable returns over long periods of time - not making sure the portfolio is fully exposed to the market. Our investment return record is found below:

        FAM EQUITY-INCOME FUND AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003

                                                            SINCE INCEPTION
               1-YEAR        3-YEAR            5-YEAR           (4/1/96)
                2.19%        15.31%             6.90%            10.63%

     We believe the FAM Equity-Income Fund is made up of a collection of wonderful companies. These companies are leaders in their markets and customers seek out their goods and services. They are well managed and generate strong cash flow. We have every confidence that they will be more valuable in the future than they are today.

Thank you for your continued support and we hope you have a terrific summer.

Sincerely,

/s/ Paul Hogan                                       /s/ Thomas O. Putnam

Paul Hogan, CFA                                      Thomas O. Putnam
CO-MANAGER                                           CO-MANAGER

FAM EQUITY-INCOME FUND -- STATEMENT OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                         SHARES      VALUE
     COMMON STOCKS (77.4%)
     BANKING (5.4%)
     Banknorth Group, Inc.
       - MULTI-BANK HOLDING COMPANY IN PORTLAND, ME                      42,200   $  1,076,944
     North Fork Bancorporation
       - A BANK HOLDING COMPANY LOCATED ON LONG ISLAND, NY               73,000      2,486,380
     South Trust Corporation
       - BANK HOLDING COMPANY HEADQUARTERED IN ALABAMA                   41,200      1,120,640
     TrustCo Bank Corp NY
       - OPERATES 54 BANK OFFICES IN UPSTATE NY                          28,472        315,470
                                                                                  ------------
                                                                                     4,999,434
                                                                                  ------------
     COMMERCIAL PRODUCTS (3.2%)
     New England Business Services, Inc.
       - LEADING SUPPLIER OF BUSINESS FORMS/PRINTED
         PRODUCTS TO SMALL BUSINESSES IN U.S.                            98,200      2,946,000
                                                                                  ------------
     COMMERCIAL SERVICES (2.0%)
     ABM Industries, Inc.
       - FACILITY SERVICES CONTRACTOR TO COMMERCIAL,
         INDUSTRIAL AND INSTITUTIONAL CUSTOMERS
         ACROSS NORTH AMERICA                                            27,100        417,340
     McGrath RentCorp
       - MODULAR BUILDING AND ELECTRONIC TEST EQUIPMENT
         RENTALS, SUBSIDIARY CLASSROOM MANUFACTURING                     53,700      1,435,938
                                                                                  ------------
                                                                                     1,853,278
                                                                                  ------------
     COMPUTER SOFTWARE & SERVICES (2.8%)
     Reynolds & Reynolds
       - SOFTWARE FOR AUTOMOTIVE DEALERS AND BUSINESS FORMS              92,600      2,644,656
                                                                                  ------------
     CONSTRUCTION MATERIALS (5.7%)
     Martin Marietta Materials
       - PRODUCES AGGREGATES FOR THE CONSTRUCTION INDUSTRY               63,000      2,117,430
     Vulcan Materials Company
       - PRODUCES, DISTRIBUTES AND SELLS CONSTRUCTION
         MATERIALS AND INDUSTRIAL AND SPECIALTY CHEMICALS                85,500      3,169,485
                                                                                  ------------
                                                                                     5,286,915
                                                                                  ------------
     CONSUMER SERVICES (2.8%)
     H&R Block, Inc.
       - LEADER IN INDIVIDUAL AND SMALL BUSINESS TAX PREPARATION         14,000        605,500
     ServiceMaster Company
       - COMMERCIAL AND RESIDENTIAL SERVICE COMPANY                     190,700      2,040,490
                                                                                  ------------
                                                                                     2,645,990
                                                                                  ------------

                       See Notes to Financial Statements.

                                                                         SHARES       VALUE
     HEALTH CARE SERVICES (0.6%)
     Landauer, Inc.
       - LEADER IN RADIATION TESTING AND PERSONAL DOSIMETERS             13,100   $    547,973
                                                                                  ------------
     HOME FURNISHINGS (4.0%)
     Ethan Allen Interiors, Inc.
       - MANUFACTURES AND RETAILS HOME FURNISHINGS                      107,000      3,762,120
                                                                                  ------------
     INSURANCE AGENCY (2.1%)
     Brown & Brown, Inc.
       - ONE OF THE LARGEST INDEPENDENT GENERAL
         INSURANCE AGENCIES IN THE U.S.                                  60,600      1,969,500
                                                                                  ------------
     INVESTMENT MANAGEMENT (4.1%)
     Federated Investors, Inc.
       - PROVIDES INVESTMENT MANAGEMENT PRODUCTS
         AND SERVICES PRIMARILY TO MUTUAL FUNDS                          78,000      2,138,760
     Waddell & Reed Financial, Inc.
       - PROVIDES A WIDE RANGE OF INVESTMENT PRODUCTS
         AND SERVICES THROUGH ITS SUBSIDIARIES, INCLUDING
         MUTUAL FUNDS AND INSURANCE PRODUCTS                             63,750      1,636,463
                                                                                  ------------
                                                                                     3,775,223
                                                                                  ------------
     LIFE INSURANCE (4.0%)
     Protective Life Corporation
       - INDIVIDUAL AND GROUP LIFE/HEALTH INSURANCE
         AND GUARANTEED INVESTMENT CONTRACTS                            140,219      3,750,858
                                                                                  ------------
     MACHINERY & EQUIPMENT (9.8%)
     IDEX Corporation
       - MANUFACTURES PROPRIETARY, HIGHLY ENGINEERED
         INDUSTRIAL PRODUCTS & PUMPS                                     89,425      3,240,762
     Kaydon Corporation
       - CUSTOM-ENGINEERS PRODUCTS INCLUDING
         BEARINGS, FILTERS, AND PISTON RINGS                            124,000      2,579,200
     MOCON, Inc.
       - MANUFACTURES PRECISION MEASUREMENT,
         PROCESS SENSING, AND CONTROL INSTRUMENTS/SYSTEMS                24,000        174,000
     Tennant Company
       - MANUFACTURES COMMERCIAL AND INSTITUTIONAL
         FLOOR MAINTENANCE EQUIPMENT AND PRODUCTS                        84,295      3,097,841
                                                                                  ------------
                                                                                     9,091,803
                                                                                  ------------
     MEDIA (2.6%)
     Meredith Corporation
       - MAGAZINE PUBLISHING & TV BROADCASTING                           55,300      2,433,200
                                                                                  ------------
     PROPERTY AND CASUALTY INSURANCE (4.5%)
     White Mountains Ins. Grp., Ltd.
       - PERSONAL PROPERTY AND CASUALTY, AND REINSURANCE                 10,575      4,177,125
                                                                                  ------------

                       See Notes to Financial Statements.

                                                                         SHARES      VALUE
     PUBLISHING (6.2%)
     Courier Corporation
       - MANUFACTURES AND PUBLISHES SPECIALTY BOOKS,
         INCLUDING DOVER PUBLICATIONS                                    32,100   $  1,653,150
     John Wiley & Sons, Inc.
       - PUBLISHER OF PRINT AND ELECTRONIC PRODUCTS,
         SPECIALIZING IN SCIENTIFIC, TECHNICAL PROFESSIONAL
         AND MEDICAL BOOKS AND JOURNALS                                 155,350      4,070,170
                                                                                  ------------
                                                                                     5,723,320
                                                                                  ------------
     RECREATION AND ENTERTAINMENT (4.8%)
     International Speedway Corporation
       - OWNS AND OPERATES AUTO RACING
         TRACKS INCLUDING DAYTONA                                        84,800      3,350,448
     Six Flags Preferred B 7.25%
       - OPERATES REGIONAL THEME PARKS IN
         U.S., MEXICO AND EUROPE                                         54,900      1,081,530
                                                                                  ------------
                                                                                     4,431,978
                                                                                  ------------
     REGISTERED INVESTMENT COMPANY (3.7%)
     Allied Capital Corp.
       - VENTURE CAPITAL CORPORATION FOR
         ENTREPRENEURS AND MANAGEMENT                                   147,514      3,407,573
                                                                                  ------------
     RETAIL STORES (6.5%)
     Cato Corp.
       - OPERATES WOMEN'S FASHION SPECIALTY STORES                      192,400      4,055,792
     Ross Stores, Inc.
       - CHAIN OF OFF-PRICE RETAIL APPAREL
         AND HOME ACCESSORIES STORES                                     47,200      2,017,328
                                                                                  ------------
                                                                                     6,073,120
                                                                                  ------------
     TELECOMMUNICATIONS SERVICES (2.7%)
     Hickory Tech Corp.
       - SMALL LOCAL TELEPHONE COMPANY IN MINNESOTA                     222,248      2,489,178
                                                                                  ------------


     TOTAL COMMON STOCKS (COST $66,686,223)                                       $ 72,009,244
                                                                                  ------------

                                                                    PRINCIPAL
     SHORT TERM OBLIGATIONS (22.6%)
     U.S. Treasury Bills, 1.0%, with maturities to 7/17/03
       (Cost $20,992,816)                                          $ 21,000,000     20,992,816
                                                                                  ------------

     TOTAL INVESTMENTS (COST $87,679,039)                                         $ 93,002,060
                                                                                  ============

                       See Notes to Financial Statements.

FAM EQUITY-INCOME FUND

JUNE 30, 2003 (UNAUDITED)

                       STATEMENT OF ASSETS AND LIABILITIES

     ASSETS
     Investment in securities at value
       (Cost $87,679,039)                                           $  93,002,060
     Cash at interest                                                   3,278,379
     Dividends and interest receivable                                     24,332
     ----------------------------------------------------------------------------
               TOTAL ASSETS                                            96,304,771
     ----------------------------------------------------------------------------

     LIABILITIES
     Payable to investment advisor                                         78,644
     Accrued expenses                                                      57,311
     ----------------------------------------------------------------------------
               TOTAL LIABILITIES                                          135,955
     ----------------------------------------------------------------------------

     NET ASSETS
     Source of Net Assets:
       Net capital paid in on shares of beneficial interest         $  89,919,639
       Undistributed net investment income                                    553
       Accumulated net realized gains                                     925,603
       Net unrealized appreciation                                      5,323,021
     ----------------------------------------------------------------------------
               NET ASSETS                                           $  96,168,816
     ----------------------------------------------------------------------------
     Net asset value per share; 5,749,679 shares
       of beneficial interest outstanding (Note 3)                  $       16.73

                       See Notes to Financial Statements.

FAM EQUITY-INCOME FUND

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                             STATEMENT OF OPERATIONS

     INVESTMENT INCOME
      INCOME
        Dividends                                                   $     820,854
        Interest                                                           84,092
     ----------------------------------------------------------------------------
               TOTAL INCOME                                               904,946
     ----------------------------------------------------------------------------

     EXPENSES
        Investment advisory fee (Note 2)                                  410,023
        Administrative fee (Note 2)                                        30,752
        Shareholder servicing and related expenses (Note 2)                13,842
        Printing and mailing                                               14,935
        Professional fees                                                  14,584
        Registration fees                                                  25,067
        Custodial fees                                                      7,135
        Trustees                                                           19,755
        Other                                                               1,321
     ----------------------------------------------------------------------------
               TOTAL EXPENSES                                             537,414
     ----------------------------------------------------------------------------
                 NET INVESTMENT INCOME                                    367,532
     ----------------------------------------------------------------------------

     REALIZED AND UNREALIZED GAIN ON INVESTMENTS
       Net realized gain on investments                                   925,527
       Unrealized appreciation of investments                           6,120,124
     ----------------------------------------------------------------------------
         Net Gain on Investments                                        7,045,651
     ----------------------------------------------------------------------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   7,413,183

                       See Notes to Financial Statements.

FAM EQUITY-INCOME FUND

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2002

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS          YEAR ENDED
                                                 ENDED JUNE 30,       DECEMBER 31,
                                                     2003                2002
     CHANGE IN NET ASSETS FROM OPERATIONS:
       Net investment income                     $     367,532      $     482,081
       Net realized gain on investments                925,527            684,760
       Unrealized appreciation
         (depreciation) of investments               6,120,124         (4,969,651)
     ----------------------------------------------------------------------------
       Net Increase (Decrease)
         in Net Assets From Operations               7,413,183         (3,802,810)

     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                          (362,066)          (481,757)
       Net realized gain on investments                     --           (556,807)

     CAPITAL SHARE TRANSACTIONS (NOTE 3):           15,149,184         47,615,901
     ----------------------------------------------------------------------------
       Total Increase in Net Assets                 22,200,301         42,774,527

     NET ASSETS:
       Beginning of period                          73,968,515         31,193,988
     ----------------------------------------------------------------------------
       End of period                             $  96,168,816      $  73,968,515
     ============================================================================

                       See Notes to Financial Statements.

FAM EQUITY-INCOME FUND -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) VALUATION OF SECURITIES

   Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

b) FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c) USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) OTHER

   Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ending June 30, 2003 the Advisor contractually agreed to reimburse the Equity-Income Fund for its expenses to the extent such expenses exceed 1.40% of the average daily net assets. No such reimbursement was required for the period ending

June 30, 2003. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to 0.075% of the Fund's average daily net assets. Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares.

NOTE 3.  SHARES OF BENEFICIAL INTEREST

At June 30, 2003 an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                         SIX MONTHS ENDED 6/30/03            YEAR ENDED 12/31/02
                                         SHARES           AMOUNT            SHARES           AMOUNT
     Shares sold                        2,413,000     $  37,707,980        5,669,584    $  92,287,496
     Shares issued on
       reinvestment of dividends           20,311           322,462           60,055          937,056
     Shares redeemed                   (1,469,766)      (22,881,258)      (2,887,060)     (45,608,651)
     ------------------------------------------------------------------------------------------------
     Net increase                         963,545     $  15,149,184        2,842,579    $  47,615,901
     ------------------------------------------------------------------------------------------------

NOTE 4.  INVESTMENT TRANSACTIONS

During the period ended June 30, 2003, purchases and sales of investment securities, other than short term obligations were $9,364,285 and $3,575,380. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

               Unrealized appreciation                     $  8,525,222
               Unrealized depreciation                       (3,202,201)
                                                           ------------
                 Net unrealized appreciation               $  5,323,021
                                                           ============

NOTE 5.  LINE OF CREDIT

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $10,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2003 when any advances are to be repaid. During the period ended June 30, 2003 no amounts were drawn from the available line.

NOTE 6. FINANCIAL HIGHLIGHTS

                   FAM EQUITY-INCOME FUND FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                    ENDED JUNE 30,                   YEARS ENDED DECEMBER 31,
   PER SHARE INFORMATION
   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)     2003            2002         2001        2000         1999         1998
   NET ASSET VALUE, BEGINNING OF PERIOD             $      15.45   $     16.05  $     13.47  $     12.31  $     13.53  $     13.20
   -------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                  0.07          0.12         0.19         0.31         0.27         0.28
     Net realized and unrealized
      gain (loss) on investments                            1.28         (0.48)        2.58         1.76        (1.22)        0.33
   -------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                       1.35         (0.36)        2.77         2.07        (0.95)        0.61
   -------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income                  (0.07)        (0.12)       (0.19)       (0.31)       (0.27)       (0.28)
     Distributions from net realized gains                    --         (0.12)          --        (0.60)          --           --
   -------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                   (0.07)        (0.24)       (0.19)       (0.91)       (0.27)       (0.28)
   -------------------------------------------------------------------------------------------------------------------------------
   Change in net asset value for the period                 1.28         (0.60)        2.58         1.16        (1.22)        0.33
   -------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $      16.73   $     15.45  $     16.05  $     13.47  $     12.31  $     13.53
   ===============================================================================================================================
   TOTAL RETURN                                             8.74%        (2.25)%      20.79%       17.18%       (6.98)%       4.67%

   RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000)                  $     96,169      $ 73,969     $ 31,194     $  6,892     $  6,653  $     6,725

   Ratios to average net assets of:
     Expenses total                                         1.31%*        1.37%        1.56%        2.27%        2.12%        2.09%
     Expenses, net of fees waived and
      expenses assumed by advisor                           1.31%*        1.37%        1.50%        1.50%        1.50%        1.50%
     Net investment income                                  0.44%         0.84%        1.29%        2.33%        2.15%        2.17%
   Portfolio turnover rate                                  5.39%         7.11%        2.79%       16.59%       13.49%       10.55%

*Annualized

NOTE 7. SUBSEQUENT EVENT REGARDING CLASSES OF SHARES OF THE FUND

Effective July 1, 2003, the Fund began offering its shares of beneficial interest in two separate share classes: Investor Class Shares and Advisor Class Shares. All of the shares of the Fund that were issued and outstanding as of July 1, 2003 have been designated as Investor Class Shares.

INVESTMENT ADVISOR
Fenimore Asset
Management, Inc.
Cobleskill, NY

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
New York, NY

TRUSTEES
Joseph A. Bucci
Joseph J. Bulmer, PhD
David A. Hughey
Fred "Chico" Lager
C. Richard Pogue
Thomas O. Putnam

LEGAL COUNSEL
Dechert, LLP
Washington, DC

SHAREHOLDER SERVICING AGENT
FAM Shareholder Services, Inc.
Cobleskill, NY

DISTRIBUTOR
Fenimore Securities, Inc.
Cobleskill, NY


[FAM FUNDS LOGO]

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[FAM FUNDS LOGO]

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com


FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

ITEM 2. CODE OF ETHICS.

Disclosure requirement not currently effective.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Disclosure requirement not currently effective.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Disclosure requirement not currently effective.


ITEM 5 - 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)  Disclosure requirement not currently effective.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under
the Act (17 CFR 270.30a-2) in the exact form set forth below:   Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Fenimore Asset Management Trust
            -----------------------------------------------------------

By (Signature and Title)*        /s/ Thomas O. Putnam
                         -----------------------------------------------
                                     Thomas O. Putnam, President

Date                            August 7, 2003
    -----------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Thomas O. Putnam
                         --------------------------------------------
                                     Thomas O. Putnam, President

Date                            August 7, 2003
    ------------------------------------------------------------

By (Signature and Title)*        /s/ Joseph A. Bucci
                         --------------------------------------------
                                     Joseph A. Bucci, Treasurer

Date                            August 7, 2003
    ------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.